UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALTERYX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alteryx, Inc.

3345 Michelson Drive, Suite 400

Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 13, 2021

The following Notice of Change of Location and Format relates to the proxy statement (the “Proxy Statement”) of Alteryx, Inc., a Delaware corporation (the “Company”), dated March 31, 2021, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 13, 2021. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location and format of the Annual Meeting and is being made available to stockholders on or about April 29, 2021.

From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as hereby supplemented. Except as specifically amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement and the related proxy materials, including the Notice of Annual Meeting of Stockholders that accompanies the Proxy Statement, continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND FORMAT

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 13, 2021

April 29, 2021

To the Stockholders of Alteryx, Inc.:

Due to the public health impact of the ongoing coronavirus pandemic and to support the health and well-being of our stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the location and format of the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Alteryx, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, May 13, 2021 at 8:00 a.m. Pacific Time. In light of public health concerns regarding the ongoing coronavirus pandemic and in compliance with state and county health guidance on private events, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed (the “Proxy Statement”), the Board of Directors of the Company fixed the close of business on March 19, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s Class A common stock and Class B common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

Attending the Virtual Annual Meeting as a Stockholder of Record or a Beneficial Owner

Broadridge Financial Institutions (“Broadridge”) will host the virtual Annual Meeting. If you were a stockholder of record (i.e., you held your shares through our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)) as of the close of business on the Record Date or if you are a proxy holder for such stockholder, or if you held your shares through an intermediary on the Record Date (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other agent), you may participate in the virtual Annual Meeting by following the instructions below:

•	Beginning at 7:45 a.m. Pacific Time on May 13, 2021, please visit www.virtualshareholdermeeting.com/AYX2021;

•	Under the “Shareholder Login” screen where it requests your control number, enter the 16-digit control number on the notice or proxy card received; and

•	Follow the instructions on the website to attend, cast your vote or ask questions.

Requesting a Control Number to Attend the Virtual Annual Meeting

You must have a control number to attend the virtual Annual Meeting. The 16-digit control number is located on the notice or proxy card received. If you are a stockholder of record as of the Record Date but do not have a 16-digit control number for the Annual Meeting, you may request a 16-digit control number by contacting Broadridge at (855) 449-0991 (Toll Free) or (720) 378-5962 (International Toll Free) beginning at 7:45 a.m. Pacific Time on May 13, 2021 until the starting time of the Annual Meeting. If you are a beneficial holder and held your shares through a broker, bank, trustee or other nominee on the Record Date, you must contact the applicable broker, bank, trustee or other nominee to receive your 16-digit control number.

Asking Questions at the Virtual Annual Meeting

Stockholders with a control number may ask questions during the meeting. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting and materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/AYX2021. Any questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at http://investor.alteryx.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Voting Your Shares at the Virtual Annual Meeting

This supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. For further information regarding the matters to be acted upon at the Annual Meeting, we urge you to carefully read the Proxy Statement. The Company makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com.

You are encouraged to vote your shares in advance of the Annual Meeting. If voting in advance of the Annual Meeting, the steps required to cast your vote are the same as indicated in the materials you received with the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted and do not wish to change your vote, no additional action is required.

We encourage you to access the Annual Meeting website prior to the 8:00 a.m. start time. Broadridge will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any technical difficulties accessing the Annual Meeting during the check-in or meeting time, you can contact Broadridge’s technical support at (844) 986-0822 (Toll Free) or (303) 562-9302 (International) starting at 7:45 a.m. Pacific Time.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon written request by any stockholder for any purpose germane to the Annual Meeting. Requests should be sent to: Alteryx, Inc., Attn: Corporate Secretary at ir@alteryx.com. The stockholder list will also be available during the Annual Meeting to those with a control number at www.virtualshareholdermeeting.com/AYX2021.

By Order of our Board of Directors,
Christopher M. Lal Chief Legal Officer and Corporate Secretary Irvine, California April 29, 2021